ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Tax Liabilities	$ 2,663	$ 1,018	$ 4,865
Accrued Payroll and Benefits	602	628	1,327
Current Lease Liabilities	2,133	1,996	3,041
Accounts Payable	10,425	12,990	15,629
Accrued Interest	1,053	2,113	833
Other Accrued Expenses	1,290	665	4,543
Total Accrued Liabilities	$ 5,608	$ 4,424	$ 30,238